Nature of Business and Basis of Presentation (Details) - USD ($) $ in Thousands	1 Months Ended	12 Months Ended
	Apr. 15, 2021	Dec. 31, 2021
Nature of Business and Basis of Presentation (Details) [Line Items]
Cash		$ 190,424
Transaction costs		$ 29,569
Business Combination [Member]
Nature of Business and Basis of Presentation (Details) [Line Items]
Business combination agreement, description	On April 15, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with D8 Holdings Corp (“D8”) to effect a business combination between D8 and the Company with the Company surviving the merger as a wholly owned subsidiary of D8 (the “Business Combination”). On September 17, 2021 the Merger Agreement was effected, and each share of Vicarious Surgical Inc. stock was exchanged for 3.29831 shares of D8 common stock. The Company received total proceeds of $77,993 after redemptions. In connection with the Business Combination, D8 entered into subscription agreements with subscribers who agreed to purchase an aggregate of 14,200,000 shares of Class A common stock for a purchase price of $142,000 (the “PIPE”), all of which were issued on the effective date.
Business combination acquire, description		In accordance with guidance applicable to these circumstances, the equity structure has been restated in all comparable periods up to September 17, 2021, to reflect the number of shares of the Company’s common stock, $0.0001 par value per share, issued to Legacy Vicarious Surgical’s stockholders in connection with the Business Combination. As such, the shares and corresponding capital amounts and earnings per share related to Legacy Vicarious Surgical’s outstanding convertible preferred stock and Legacy Vicarious Surgical’s common stock prior to the Business Combination have been retroactively restated as shares reflecting the exchange ratio of 3.29831